NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.

SUPPLEMENT DATED July 17, 2001

TO PROSPECTUS dated April 25, 2001

This supplement supercedes any previous supplements.

  On May 23, 2001, the Board of Directors (the "Board") of the North American Senior Floating Rate Fund, Inc. (the "Fund") approved the termination of CypressTree Investment Management Company, Inc. as subadviser to the Fund effective as of the close of business on May 31, 2001. Additionally, the Board approved the appointment of Stanfield Capital Partners LLC ("Stanfield"), 330 Madison Avenue, New York, New York 10017, as the subadviser of the Fund effective June 1, 2001. Shareholder approval of the new subadvisory agreement with Stanfield will be sought at a shareholder meeting anticipated to be held before the end of October, 2001 (the "Shareholders' Meeting").

Stanfield, a New York limited liability company, is an independent, management-owned company dedicated exclusively to high yield investment management. Stanfield was formed in February 1998 by a team of seasoned investment professionals with strong high yield bank loans and high yield bond management capability. Since 1990, the investment professionals of Stanfield have managed assets aggregating approximately $9.9 billion. As of March 31, 2001, Stanfield's total assets under management were approximately $3.3 billion, consisting of $2.9 billion of high yield bank loans and $400 million of high yield bonds.

The advisory fee payable by the Fund to American General Asset Management Corp. ("AGAM"), the Fund's investment adviser, remains the same. AGAM will pay Stanfield an annual fee paid monthly equal to the following percentage of average daily gross assets, based on the size of the Fund: 0.25% for the first $1 billion of average daily gross assets; and 0.20% for average daily gross assets of more than $1 billion.

Investment decisions for the Fund are made by a team headed by Christopher E. Jansen. Prior to joining Stanfield in February 1998, Mr. Jansen was with Chancellor Senior Secured Management, Inc. (now INVESCO Senior Secured Management, Inc.) from 1990 to February 1998, where he was a senior bank loan portfolio manager and credit analyst.

  American General Corporation ("AGC") and American International Group, Inc. ("AIG") have entered into an agreement, dated as of May 11, 2001, pursuant to which AIG will acquire AGC (the "Transaction"). It is currently anticipated that the Transaction will close before the end of 2001 (the "Closing Date"), subject to receipt of necessary approvals. AGC is the parent corporation of AGAM. As a result of the Transaction, AGAM will become a wholly owned subsidiary of AIG. Under the Investment Company Act of 1940, the change of control of an investment adviser results in the assignment of the advisory agreement and its automatic termination. In addition, the subadvisory agreement with Stanfield provides that it terminates automatically upon the termination of the advisory agreement with AGAM.

  To ensure the uninterrupted provision of investment advisory and subadvisory services to the Fund following the Closing Date, at a meeting held on July 16-17, 2001, the Board approved an interim investment advisory agreement between the Fund and AGAM, as well as a new investment advisory agreement between the Fund and AGAM (the "AGAM Agreement"). The Board also approved a new investment advisory agreement between the Fund and SunAmerica Asset Management Corp. (" SAAMCo"), a subsidiary of AIG (the "SAAMCo Agreement"). After the Closing Date, AGAM and SAAMCo will be affiliates. The interim advisory agreement will cover the period from the Closing Date through the date of shareholder approval, when the AGAM Agreement will take effect. The AGAM Agreement will be in effect until November 12, 2001 when SAAMCo will assume responsibility as the Fund's investment adviser under the SAAMCo Agreement and the Fund will change its name to the SunAmerica Senior Floating Rate Fund, Inc. The terms of the interim advisory agreement, the AGAM Agreement and the SAAMCo Agreement are the same in all material respects as those of the current investment advisory agreement. The fee payable to AGAM and SAAMCo under the AGAM Agreement and the SAAMCo Agreement, respectively, will be the same as the fee currently payable to AGAM. In addition, the Board approved continuance of the subadvisory agreement with Stanfield, a new subadvisory agreement between AGAM and Stanfield to be in effect until November 12, 2001 and also approved a new subadvisory between SAAMCo and Stanfield which will take effect on November 12, 2001. The AGAM Agreement, the SAAMCo Agreement and each of the subadvisory agreements will be submitted for shareholder approval at the Shareholders' Meeting.

  Effective May 1, 2001, Joseph T. Grause, Jr. ceased serving as an officer and director of the Fund.

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